SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2002

WOLVERINE TUBE, INC

(Exact name of Registrant as specified in its charter)

Delaware	1-12164	63-0970812

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clinton Avenue West, Suite 1000, Huntsville, Alabama	35801

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (256) 890-0460

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

     On July 31, 2002, the registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit No.	Description of Document

99.1	Press release dated July 31, 2002 issued by the Registrant.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated August 9, 2002

WOLVERINE TUBE, INC

By: /s/ James E. Deason James E. Deason Executive Vice President, Chief Financial Officer and Secretary